UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: March 1, 2006
               Date of earliest event reported: February 24, 2006

                            Sterling Chemicals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-50132                                   76-0502785
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      (Commission File Number)             (IRS Employer Identification No.)

                           333 Clay Street, Suite 3600
                            Houston, Texas 77002-4109
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              (Address of Principal Executive Offices and Zip Code)

                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
           ------------------------------------------

     On February 24, 2006, the Compensation Committee of the Board of Directors of Sterling Chemicals, Inc., a Delaware corporation ("Sterling"), authorized the payment of discretionary bonuses to each of its employees, including each of Sterling's executive officers in respect of the year ended December 31, 2005. The bonuses were discretionary in that Sterling did not attain the financial performance goals under its Bonus Plan for 2005. The Compensation Committee considered various factors in setting the amounts of the bonuses, including the significant efforts of management and other employees in achieving Sterling's fixed cost reduction goal, job scope and responsibility and Sterling's need to attract, retain and reward executive talent. In addition, the Compensation Committee evaluated each executive's leadership by considering a variety of factors, including, among others, developing effective cost reduction strategies, driving results and maintaining environmental, health and safety performance. The following table sets forth cash payments in respect of bonuses for 2005 and 2004 to each of Sterling's executive officers who will be included as the "Named Executive Officers" in Sterling's 2006 proxy statement:


NAME AND PRINCIPAL POSITION        FISCAL YEAR              BONUS
---------------------------        -----------              -----

Richard K. Crump                       2005              $  46,875
 President and Chief                   2004                126,140
  Executive Officer

Paul G. Vanderhoven                    2005                 40,625
 Senior VP - Finance and               2004                 50,256
   Chief Financial Officer

Kenneth M. Hale                        2005                 34,375
 Senior VP, General                    2004                 38,250
  Counsel and Secretary

Paul C. Rostek                         2005                 34,375
Senior VP - Commercial                 2004                 32,980

Walter B. Treybig                      2005                 34,375
 Senior VP - Manufacturing             2004                 30,430

     On February 27, 2006, the Compensation Committee also approved the annual base salaries (effective as of March 1, 2006) of Sterling's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels for 2006 and 2005 for each of Sterling's Named Executive Officers:


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
 NAME AND PRINCIPAL POSITION          FISCAL YEAR            BASE SALARY
 ---------------------------          -----------            -----------

Richard K. Crump                          2006              $  390,000
 President and Chief                      2005                 380,000
  Executive Officer

Paul G. Vanderhoven                       2006                 257,000
 Senior VP - Finance and                  2005                 246,000
   Chief Financial Officer

Kenneth M. Hale                           2006                 222,250
 Senior VP, General                       2005                 212,250
  Counsel and Secretary

Paul C. Rostek                            2006                 211,250
Senior VP - Commercial                    2005                 201,750

Walter B. Treybig                         2006                 195,000
 Senior VP - Manufacturing                2005                 186,500

     Sterling intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2005 in the proxy statement for Sterling's 2006 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in March of 2006.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STERLING CHEMICALS, INC.


                                    By:  /s/ Richard K. Crump
                                         ---------------------------------------
                                         Richard K. Crump
                                         President and Chief Executive Officer

Dated:  March 1, 2006











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